SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  March 3, 1998


                                SEACOR SMIT Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                             012289                 13-3542736
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(State or other jurisdiction        (Commission             (I.R.S. employer
incorporation or organization)       File Number)           identification no.)


11200 Westheimer, Suite 850, Houston, Texas                         77042
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number,
including area code                         (713) 782-5990
                                            -----------------------



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Item 5.  Other Events.

                  On March 3, 1998, SEACOR SMIT Inc. ("SEACOR") and certain of its subsidiaries consummated transactions that were the subject of a letter agreement dated February 26, 1998 (the "Letter Agreement") between SEACOR, on behalf of itself and such subsidiaries, and SMIT Internationale N.V. ("SMIT"), on behalf of itself and certain of its subsidiaries. A copy of the Letter Agreement is filed as an exhibit hereto.

                  Pursuant to the Letter Agreement, SEACOR, among other things,
(i) repurchased 712,000 shares of SEACOR common stock owned by SMIT International Overseas B.V., a subsidiary of SMIT ("SMIT International"), for an aggregate purchase price of $37,024,000 (or $52.00 per share) (the "Share Repurchase") and (ii) prepaid certain contingent obligations (the "Additional Purchase Consideration") payable to SMIT pursuant to a certain Asset Purchase Agreement, dated as of December 19, 1996, by and among SEACOR and certain of its subsidiaries and SMIT and certain of its subsidiaries (the "SMIT Asset Purchase Agreement"). A copy of the Smit Asset Purchase Agreement is incorporated by reference as an exhibit hereto. The 712,000 shares of SEACOR common stock acquired in the Share Repurchase and the Additional Purchase Consideration constituted partial consideration for SEACOR's acquisition of SMIT's offshore supply vessel fleet in December 1996 pursuant to the SMIT Asset Purchase Agreement.

                  SEACOR satisfied its obligation to pay up to $47.2 million of Additional Purchase Consideration payable to SMIT in 1999 under the SMIT Asset Purchase Agreement (which consideration was payable 50% in cash and 50% through the delivery of five-year subordinated promissory notes) by (i) the payment of $20.88 million in cash to SMIT on March 3, 1998 and (ii) an agreement to issue and deliver to SMIT, on January 1, 1999, five-year subordinated promissory notes in the aggregate principal amount of $23.2 million, which notes will bear interest at the interest rate per annum payable at such time on comparable five-year U.S. Treasury Notes plus 90 basis points.

                  As part of the Letter Agreement, SEACOR and SMIT also agreed to (i) the extension until December 19, 2001 of the terms of certain non-competition covenants contained in the SMIT Asset Purchase Agreement and a certain salvage and maritime contracting agreement and (ii) the purchase by SMIT of certain accounts receivable held by a subsidiaries of SEACOR for $737,950.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

99.1 Letter Agreement dated February 26, 1998, between SEACOR SMIT Inc. and certain of its subsidiaries and SMIT Internationale, N.V. and certain of its subsidiaries.




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99.2              Asset Purchase Agreement, dated as of December 19, 1996, by and among SEACOR Holdings, Inc. and certain of its subsidiaries and SMIT International N.V. and certain of its subsidiaries (incorporated by reference to Exhibit 2.0 to SEACOR's Current Report on Form 8-K filed December 19, 1996).

99.3              SEACOR press release dated February 26, 1998.




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                                   SIGNATURES

                 Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SEACOR SMIT INC.
                                                 (Registrant)


Date: March 11, 1998                  By:/s/ Randall Blank
                                         --------------------------------
                                          Name:  Randall Blank
                                          Title: Executive Vice President and
                                                 Chief Financial Officer





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

                                  EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT

99.1 Letter Agreement, dated February 26, 1998, between SEACOR SMIT Inc. and certain of its subsidiaries and SMIT
                  Internationale, N.V. and certain of its subsidiaries.

99.2 Asset Purchase Agreement, dated as of December 19, 1996, by and among SEACOR Holdings, Inc. and certain of its subsidiaries and SMIT International N.V. and certain of its subsidiaries (incorporated by reference to Exhibit 2.0 to SEACOR's Current Report on Form 8-K filed December 19, 1996).

99.3              SEACOR press release dated February 26, 1998




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